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                                                                   Exhibit 10.27


                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

The exhibits and/or schedules of Exhibit 10.27, set forth herein have not been included as exhibits to the Registration Statement. The Registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit upon request.


THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of the 9th day of November, 1995 (the "Agreement Date"), by and between Park Center Plaza Hotel, a Joint Venture, a California general partnership, and S.F.W.S.D. a California general partnership (hereinafter collectively referred to as "Seller"), and American General Hospitality, Inc., a Texas corporation (hereinafter referred to as "Purchaser"), with reference to the following facts.


                                   RECITALS


     A. WHEREAS, Seller is the owner of that certain improved real property situated in the City of San Jose, County of Santa Clara, State of California, commonly referred to as the Holiday Inn-Park Center Plaza, as legally described in Exhibit "A" attached hereto and made a part hereof (the "Land") together with
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all (i) improvements, parking structure, and fixtures (collectively, the
"Buildings") and all personal property, tangible or intangible, owned by Seller and located upon or within or with respect to the Land and/or Buildings, including, without limitation, the hotel, bar and restaurant operations, the Food, Beverage and Supplies Inventories (below defined), the Miscellaneous Inventories (below defined) to the extent accepted by Purchaser hereunder, and to the extent accepted by Purchaser hereunder all vehicles, equipment, fixtures, furnishings, and mechanical and electrical installations, all tools and supplies used in the operation of the Buildings and businesses therein, and all plans, specifications, plats, engineering information relating to the Buildings to the extent in the possession of the General Manager (hereafter defined), all assignable warranties and guarantees of contractors and suppliers of material, equipment and labor received by Seller relating to the construction of the Buildings (if any), all assignable licenses and permits issued by state and/or local authorities relating to the Buildings, all assignable contracts, licenses, and agreements (including, without limitation, assignable franchise agreements and liquor licenses) relevant to or associated with the operation of the hotel or restaurant/bar business on the Land and in the Buildings to the extent accepted by Purchaser hereunder, all telephone numbers, names, trademarks, tradenames, and goodwill used or associated with the businesses conducted on the Land or in the Buildings, and all leases, if any, of any kind with respect to any personal property of a kind or character similar to that above-described in this paragraph to the extent accepted by Purchaser hereunder, and the cash drawer (collectively, the "Personal Property"), and (ii) easements, appurtenances, rights and privileges belonging thereto. "Food, Beverage and Supply Inventories" shall mean all unbroken containers or other original packaging of food and beverages and of guest room disposables and office, advertising, and other supplies and materials and all unbroken packaging of sheets, pillow cases, bath towels, hand towels, wash cloths, and bath mats. "Miscellaneous Inventories" shall mean all broken containers of all items of a nature of the Food, Beverage and Supply Inventories. The Land, the Buildings, the Personal Property and the interests described in (ii) above are collectively referred to herein as the "Property"; and

     B. WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the Property, in accordance with the terms and provisions hereinafter contained in this Agreement.


     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

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the parties agree as follows:

     1.   Sale of the Property.  Seller shall sell to Purchaser and Purchaser
          --------------------
shall buy from Seller the Property at the Closing (hereinafter defined in Section 7 below), on the terms and conditions contained herein. The parties acknowledge that two (2) separate entities comprise the "Seller" hereunder. For purposes of this Agreement, whenever reference is made herein to Seller or any covenants or representations are made by Seller or on Seller's behalf, all of such references shall be deemed to refer to the two (2) separate entities which comprise Seller to the extent of each of such entities' interest in and in and to the Property.

     2.   Deposits.
          --------

          2.1  Initial Deposit.  Within two (2) business days of the Agreement
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Date, Purchaser shall place on deposit into the escrow account to be opened with
ALL-CAL Title Company, 901 Campisi Way, Suite 100, Campbell, California 95008 ("Escrow Holder" or "Title Company") the amount of Seventy-five Thousand Dollars ($75,000.00) as an initial deposit (the "Initial Deposit"). Purchaser hereby acknowledges and agrees that the Title Company shall be used by the parties for this transaction so long as the Title Company is authorized to act as agent for the following named underwriters/title insurers and either of the following named underwriters/title insurers actually issues the title insurance policy to Purchaser as contemplated herein. The underwriters/title insurers for which the Title Company is authorized to act as an agent as of the Agreement Date include Stewart Title Company and Old Republic Title Company. The Title Company shall cause the Initial Deposit to be placed into a federally insured interest bearing bank account. Until the expiration of the Conditions Period (hereinafter defined) interest earned thereon shall accrue to Purchaser ("Purchaser's Interest"). During the Conditions Period, the Title Company shall hold the Initial Deposit as Trustee for Purchaser. The Initial Deposit and interest earned thereon, shall be fully refundable to Purchaser until the earlier of (a) the removal or waiver by Purchaser of all conditions and contingencies specified in this Agreement or, (b) sixty (60) days after the Agreement Date (the "Conditions Period").

          2.2  Additional Deposit.  Provided that Purchaser has not earlier
               ------------------
terminated this Agreement, within three (3) business days following the expiration of the Conditions Period Purchaser shall place on deposit into the escrow account opened with Escrow Holder, the amount of Seventy-five Thousand Dollars ($75,000.00) as an additional deposit (the "Additional Deposit"). The Escrow Holder shall cause the Additional Deposit to be placed into an interest bearing bank account acceptable to Seller. The Additional Deposit shall be retained in the escrow account until the Closing (defined below) and interest earned thereon shall accrue to Seller ("Seller's Interest"). Subject to the satisfaction of all of the closing conditions set forth below in accordance with the provisions of this Agreement, the Additional Deposit shall be non-refundable to Purchaser except in the event of Seller's default hereunder. The Additional Deposit shall be applied to the Purchase Price at the Closing. The Initial Deposit and the Additional Deposit are collectively referred to herein as the "Deposits."

     3.   Purchase Price.  The purchase price for the Property (including the
          --------------
Liquor License) shall be the amount of Twelve Million Four Hundred Twenty-five Thousand Dollars ($12,425,000.00), subject to the provisions of the immediately succeeding sentence (the "Purchase Price"). A portion of the Purchase Price in the amount of Twenty-five Thousand Dollars ($25,000.00) (the "Liquor License Payment") is the consideration payable to Seller for the liquor license currently held by the Seller in connection with the operation of the Property (the "Liquor License"). If during the Conditions Period Purchaser notifies Seller in writing that Purchaser will obtain its own liquor license for the operation of

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the Property, then notwithstanding anything to the contrary contained herein (i)
Seller shall not be required to transfer, convey or otherwise assign to Purchaser the Liquor License, and (ii) the amount of the Purchase Price shall be reduced accordingly by the amount of the Liquor License Payment. Purchaser hereby acknowledges and agrees that notwithstanding anything to the contrary contained herein, Seller shall only be required to reasonably cooperate with Purchaser to cause the transfer of the Liquor License to Purchaser, however, such cooperation shall be at no cost or expense to Seller, including without limitation, any costs or fees imposed or incurred to transfer such Liquor License. In furtherance of the foregoing, any transfer of the Liquor License to Purchaser hereunder shall be the sole responsibility of Purchaser. The Purchase Price shall be payable in immediately available funds (wire transfer) at the Closing, adjusted for prorations in accordance with Section 13 below. The Initial Deposit, together with Purchaser's Interest, shall be applied to the Purchase Price at the Closing. The Purchase Price shall be allocated among (a) the Land, (b) the Buildings, (c) the Food, Beverage and Supplies Inventories,
(d) the Miscellaneous Inventories accepted by Purchaser hereunder, (e) the tangible portions of the remainder of the Personal Property, and (f) the intangible portions of the remainder of the Personal Property, in the percentages as the parties may agree upon, in writing, within fourteen (14) days after the Agreement Date. If the parties do not agree upon such percentages of allocation within said 14-day time period, then either party may terminate this Agreement by delivering written notice thereof to the other party within five
(5) days after the expiration of such fourteen (14) day period. If either party shall so terminate this Agreement, this Agreement shall terminate as of the date of delivery of such termination notice, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below).

     4.   Conditions to Purchaser's Obligations.
          -------------------------------------

          4.1  Pre-Closing Conditions.  Purchaser's obligations under this
               ----------------------
Agreement shall be subject to the satisfaction of or waiver by Purchaser before the expiration of the Conditions Period of the following matters (collectively, the "Pre-Closing Conditions"):

               4.1.1 Title.  Within five (5) business days following the
                     -----
Agreement Date, Seller shall cause to be issued and delivered to Purchaser a preliminary title report for the Land and Buildings, together with all documents evidencing exceptions to title referred to therein issued by the Title Company (the "Title Report"). Purchaser, at its sole expense, may obtain any surveys of the Land and Buildings as it may choose to procure. If Purchaser actually obtains any such surveys, Purchaser shall deliver to Seller a true and complete copy thereof within two (2) business days after Purchaser's receipt of same. Purchaser shall have until five (5) business days prior to the expiration of the Conditions Period to either approve of the exceptions (if any) contained in the Title Report and/or reflected in any surveys obtained by Purchaser (provided, however, if Purchaser fails to obtain any such surveys within sufficient time to advise Seller of any survey matters to which Purchaser objects, Purchaser agrees that it shall not be entitled to any extension of time in order to obtain any such surveys), or to notify Seller in writing, specifying any exceptions and/or survey matters to which Purchaser objects. Seller shall have until one (1) business day prior to the expiration of the Conditions Period to remove, or agree to remove prior to the Closing, those exceptions and/or survey matters to which Purchaser has objected, and to inform Purchaser of the same. Failure by Seller to remove, or agree to remove prior to the Closing, all of the specified exceptions and/or survey matters within the specified period shall be deemed to be a failure of this condition, in which event the Agreement shall terminate, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations

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hereunder except for the indemnities contained in Sections 4.3 and 15 below and
Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below), unless Purchaser withdraws its objections in writing, prior to the expiration of the Conditions Period. Except due to any failure by Purchaser to provide the Title Company with customary documents, affidavits, certificates, authorizations and/or monies as may be required by the Title Company in order to issue the title insurance policy in the form approved by Purchaser pursuant to the provisions of this Section 4.1.1 in which event the following rights conferred upon Purchaser shall not be available, if after Purchaser has approved of the title exceptions and/or survey matters in accordance with the provisions of this Section 4.1.1 the Title Company advises Purchaser of additional title exceptions (excluding any survey matters reflected on any surveys obtained by Purchaser after the date on which Purchaser must advise Seller of objections thereto under the provisions of this Section 4.1.1 and any matters to which Purchaser has given Seller its written consent which give rise to any additional title exceptions) which will be included in the title insurance policy actually issued to Purchaser on the Closing Date as contemplated herein, Purchaser shall have an additional period of five (5) business days from and after the date of Purchaser's receipt of such notification of additional title exceptions to either approve or disapprove of same and to advise Seller in writing of such approval or disapproval (the "Additional Title Objection Notice"). Seller shall have three (3) business days after Seller's receipt of the Additional Title Objection Notice to remove, or agree to remove prior to the Closing, those additional title exceptions to which Purchaser has objected, and to inform Purchaser of the same. Failure by Seller to remove, or agree to remove prior to the Closing, all of the specified additional title exceptions within the aforementioned time period shall be deemed to be a failure of this condition, in which event the Agreement shall terminate, and the Deposits (to the extent made), together with all interest accrued thereon, shall be returned, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below), unless Purchaser withdraws its objections to the additional title exceptions, in writing, prior to the end of business on the date which is one (1) business day after Seller notifies Purchaser of its decision regarding the removal or non-removal of such additional title exceptions. The Closing Date may be extended by the parties to facilitate the removal of any additional title exceptions which Seller has agreed, in writing, to remove. In addition to the foregoing, Purchaser hereby agrees to promptly provide to Seller a true and complete copy of the results of any UCC Search performed by Purchaser in connection with the Property.

               4.1.2 Physical Inspections.  Purchaser shall have until the
                     --------------------
expiration of the Conditions Period to perform all of its studies, reviews, tests, inspections and other investigations of the physical condition of the Property, including but not limited to, the soil and geologic conditions, the presence on the Property of Hazardous Materials (hereafter defined) or the potential therefor, and the condition of any structures located on the Property (provided, Purchaser shall not unreasonably interfere with any of the Seller's operations or Seller's clientele), and to notify Seller in writing, that based on such studies, reviews, tests, inspections and investigations, it has failed in its sole discretion to obtain full satisfaction with regard to this inspection contingency contained herein and, therefore, it would not be in Purchaser's best interest to proceed with the purchase of the Property, in which event this Agreement shall terminate, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below).

               4.1.3 Contracts.  Within five (5) business days following the
                     ---------
Agreement Date, Seller shall deliver to Purchaser a true and complete copy of all licenses, leases (if any), contracts and other agreements related to the Property and/or the businesses conducted thereon (collectively, the "Contracts"). Purchaser shall have until five (5) business days prior to the expiration of the Conditions Period to either approve of any such Contracts, or to notify Seller in writing, specifying any Contracts which Purchaser desires be terminated effective on or before the Closing (the "Disapproved Contracts"). Seller shall have until one (1) business day prior to the expiration of the Conditions Period to agree to terminate such Disapproved Contracts prior to the Closing. Those Contracts not disapproved by Purchaser shall be deemed approved by Purchaser (the "Approved Contracts") and Seller shall assign its rights under the Approved Contracts to Purchaser at the Closing. A condition to Seller's agreement to so terminate any of the Disapproved Contracts shall be Purchaser's covenant and representation in favor of Seller that Purchaser will pay and/or reimburse Seller for such costs, fees and expenses arising from or related to the termination of such Disapproved Contracts as shall be required under the provisions of the Disapproved Contracts. If Seller does not, in its sole and absolute discretion, agree to so terminate the Disapproved Contracts within the specified period, then such failure by Seller to so agree shall be deemed to be a failure of this condition, in which event the Agreement shall terminate, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below), unless Purchaser withdraws its disapproval or rejection in writing, prior to the expiration of the Conditions Period.

               4.1.4 Miscellaneous Documents and Information.  Within five (5)
                     ---------------------------------------
business days following the Agreement Date, Seller shall deliver to Purchaser, or cause to be delivered to Purchaser, to the extent in the possession of Mr. Phil Valdez, Jr. (the "General Manager"), a true and complete copy of the following described agreements, documents, reports, and information:

               (a) A copy of all written labor, collective bargaining, or similar agreements.

               (b) A copy of all policies of hazard, liability, business interruption and other insurance issued and in effect with respect to the Land, Buildings, and/or Personal Property.

               (c) A copy of all licenses and permits issued by any governmental authorities with respect to the development, construction, ownership, alteration or operation of the Buildings, including, without limitation, certificates of occupancy or the equivalent thereof. Without limiting the foregoing, the General Manager shall specifically provide Purchaser with a copy of all licenses and permits applicable to the bar and/or service of beer, wine and/or alcohol on the Property and, to the extent actually known by the General Manager, information with respect to ownership thereof and transferability to Purchaser or Purchaser's designee at Closing.

               (d) A copy of the final plans and specifications used in construction or alterations of the Buildings to extent in the General Manager's possession.

               (e) A copy of all unexpired warranties and guaranties issued by contractors, suppliers of material, equipment and labor in connection with the construction, repair or improvement of the Buildings and with the installation, repair or improvement of the tangible Personal Property, if any there be.

               (f) A list of all current employees of Seller on the Property and their salaries or wages and all employment benefits accompanied by copies of their employment agreements, if any.

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

               (g) A copy of all leases (if any) with respect to any leased property of a nature of any of the Personal Property.

               (h) A copy of Seller's franchise agreement, all other agreements with the franchisor, and of a current deficiency report and the two most recent inspection reports of the franchisor.

               (i) A copy of any environmental site assessment report and any reports regarding any remediation of the Land and the Buildings.

     Purchaser shall have until the expiration of the Conditions Period to either approve or disapprove of the aforementioned reports, documents and information, and to advise Seller in writing of its approval or disapproval of same. If Purchaser advises Seller in writing that it disapproves of any of the foregoing reports, documents or information, in its sole discretion, and, therefore, it would not be in Purchaser's best interest to proceed with the purchase of the Property, this Agreement shall terminate, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below). Subsequent to the delivery of the documents, reports and information described in this Section 4.1.4, Seller or the General Manager (as applicable) will advise Purchaser promptly in writing of (i) any material changes, additions, deletions, or modifications in or to any of said documents, and (ii) any material change in the information so furnished by Seller or the General Manager (as applicable), and Seller or the General Manager shall furnish to Purchaser true, correct, and complete copies of any such changes, additions, deletions, or modifications to said documents to the extent in Seller's or the General Manager's possession.

               4.1.5 Operating Statements; Accounts Receivable and Accounts
                     ------------------------------------------------------
Payable Aging Reports; List of Personal Property; Employee Information; and
- ---------------------------------------------------------------------------
Inspection of Books and Records.  Within five (5) business days following the
- -------------------------------
Agreement Date, the General Manager shall deliver to Purchaser a true and complete copy of (i) all income and expense statements and year-end financial statements for the Property for the calendar year prior to Closing and to the extent available, the current year, and (ii) a list of the Personal Property, and (iii) a current aging report of all accounts receivable and accounts payable for the Property, all such statements and reports shall be in the unaudited form prepared by Seller for its own internal purposes, which may not conform to Generally Accepted Accounting Principles, and (iv) such information as Purchaser may reasonably request, in writing, regarding the employees of Seller with respect to the operation of the Property, including accrued vacations of such employees, employee benefit plans, and information regarding such employees' salaries. In addition to the foregoing, the General Manager shall make available for inspection by Purchaser and its authorized agents, at reasonable times and at the office of the General Manager, all books and records with respect to the Property for the calendar years 1992, 1993, and 1994 and the period from January 1, 1995, through the most recent available date. Purchaser shall have until the expiration of the Conditions Period to either approve or disapprove of the aforementioned income and expense statements, the books and records, the list of the Personal Property, the aging reports and the employee information, and to advise Seller in writing of its approval or disapproval of same. If Purchaser advises Seller in writing that it disapproves of any of the aforementioned matters, in its sole discretion, and, therefore, it would not be in Purchaser's best interest to proceed with the purchase of the Property, this Agreement shall terminate, and the Initial Deposit, together with Purchaser's Interest, shall be returned to Purchaser, and the parties shall have no further obligations hereunder except for the indemnities contained in Sections 4.3 and 15 below and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials (defined below).

               4.1.6 Franchise Commitment.  Prior to the expiration of the
                     --------------------
Conditions Period Purchaser shall have received a commitment for a franchise for the Property, in form satisfactory to Purchaser, and Purchaser has delivered written notice thereof to Seller.

          4.2  Failure of Pre-Closing Conditions.  In the event that any or all
               ---------------------------------
of the Pre-Closing Conditions are not satisfied or waived by Purchaser prior to expiration of the Conditions Period in writing, then Purchaser may terminate this Agreement by delivering written notice thereof to Seller on or before the expiration of the Conditions Period; provided, if Purchaser fails to deliver any such written notice, this Agreement shall be deemed automatically terminated and of no further force or effect except for the indemnities contained in Sections
4.3 and 15 below and Purchaser's obligations under this Section 4.2 to deliver to Seller the Due Diligence Materials (defined below). If Purchaser so elects to terminate this Agreement or this Agreement is automatically terminated, so long as Purchaser concurrently delivers to Seller a true and complete copy of all due diligence materials obtained by Purchaser in connection with its investigation of the Property (excluding any proprietary materials but including any materials given to Purchaser by or on behalf of Seller) (collectively, the "Due Diligence Materials") the Initial Deposit and the Purchaser's Interest shall promptly be returned to Purchaser and Purchaser shall not have any further liability or obligation to Seller hereunder except for the indemnities contained in Sections
4.3 and 15 below. If Purchaser does not elect to terminate this Agreement due to a failure of any of the Pre-Closing Conditions and notifies Seller in writing that it intends to proceed with the purchase of the Property prior to the expiration of the Conditions Period, the Initial Deposit and the Purchaser's Interest shall become non-refundable to Purchaser, except for any default of Seller, and the Initial Deposit and the Purchaser's Interest shall be held in escrow for Seller's benefit, however, all interest earned thereon after the expiration of the Conditions Period shall be for the Seller's benefit, except for any default of Seller. Failure by Purchaser to notify Seller of the satisfaction or waiver by Purchaser of any of the contingencies set forth herein shall be deemed disapproval by the Purchaser of such matters. In the event Purchaser so terminates this Agreement, Purchaser shall be solely responsible for the payment of any and all escrow cancellation charges or fees payable to the Title Company.

          4.3  Investigations Indemnity.  Purchaser shall indemnify, defend
               ------------------------
(with counsel reasonably satisfactory to Seller), protect, and hold Seller and Seller's partners, representatives, agents, successors and assigns harmless from and against any and all liability, loss, cost, damage, or expense (including, without limitation, attorneys' fees and costs) which Seller may sustain or incur by reason of, in connection with or arising from any studies, inspections, investigations or tests made by Purchaser or Purchaser's representatives relating to or in connection with the Property (exclusive of the financial effects of the discovery of the presence of any Hazardous Materials (defined below)), or entries by Purchaser or its representatives onto the Property. Notwithstanding any provision to the contrary in this Agreement, the indemnity obligations of Purchaser under this Agreement shall survive any termination of this Agreement or the delivery of the Grant Deed and the transfer of title.

     5.   Holiday Inn Franchise Agreement.  Notwithstanding anything to the
          -------------------------------
contrary contained herein, Purchaser hereby covenants and agrees that, at Purchaser's sole cost and expense, prior to the expiration of the Conditions Period Purchaser shall either agree, in a writing delivered to Seller prior to expiration of the Conditions Period, to (i) assume the existing Holiday Inn franchise agreement with respect to the Property, or (ii) enter into another separate franchise agreement with Holiday Inns Worldwide or a different franchisor with respect to the Property at the Closing, and Seller shall cooperate fully therein at absolutely no expense to Seller or the General Manager. Seller shall be responsible for all royalties, fees and other sums accrued under the existing franchise agreement with Holiday Inns Worldwide to the extent accrued and owing with respect to the Property for the period of time prior to

2:00 a.m. on the Closing Date (hereafter defined); provided, however, Purchaser shall be solely responsible for the payment of any and all transfer fees and/or termination fees with respect to the existing franchise agreement with Holiday Inns Worldwide. If there is any termination and/or transfer fee payable in connection with such termination or transfer of the existing Holiday Inn franchise agreement, Purchaser shall pay any such termination and/or transfer fee, and on or before the Closing Purchaser shall reimburse Seller for any and all costs or expenses incurred by Seller in connection with such termination or transfer of the said franchise agreement, including without limitation, attorneys' fees and costs. Purchaser shall advise Seller in writing prior to the expiration of the Conditions Period of Purchaser's election hereunder. If Purchaser fails to give Seller adequate prior notice of its desire to terminate the existing Holiday Inn franchise agreement, in accordance with the terms of such franchise agreement, such that said franchise agreement could be lawfully terminated by the Closing, then Purchaser hereby agrees to purchase the Property subject to the existing Holiday Inn franchise agreement.

     6.   LIQUIDATED DAMAGES.  IF PURCHASER FAILS TO COMPLETE THE PURCHASE OF
          ------------------
THE PROPERTY AS PROVIDED BY THIS AGREEMENT BY REASON OF ANY DEFAULT OF PURCHASER, SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO PURCHASER, AND MAY PROCEED AGAINST PURCHASER UPON ANY CLAIM OR REMEDY WHICH IT MAY HAVE IN LAW OR EQUITY, PROVIDED, HOWEVER, THAT PURCHASER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT IT WOULD BE IMPRACTICAL AND/OR EXTREMELY DIFFICULT TO FIX OR ESTABLISH THE ACTUAL DAMAGE SUSTAINED BY SELLER AS A RESULT OF SUCH DEFAULT BY PURCHASER, AND AGREE THAT THE AGGREGATE AMOUNT OF THE DEPOSITS, THE PURCHASER'S INTEREST AND THE SELLER'S INTEREST, THE PAYMENT BY PURCHASER OF ALL ESCROW CANCELLATION CHARGES AND FEES, AND THE DELIVERY TO SELLER BY PURCHASER OF THE DUE DILIGENCE MATERIALS IS A REASONABLE APPROXIMATION THEREOF. ACCORDINGLY, IN THE EVENT THAT PURCHASER BREACHES THIS AGREEMENT BY DEFAULTING IN COMPLETION OF THE PURCHASE, THE AGGREGATE AMOUNT OF THE DEPOSITS, THE PURCHASER'S INTEREST AND THE SELLER'S INTEREST, THE PAYMENT BY PURCHASER OF ALL ESCROW CANCELLATION CHARGES AND FEES, AND THE DELIVERY TO SELLER BY PURCHASER OF THE DUE DILIGENCE MATERIALS SHALL CONSTITUTE AND BE DEEMED TO BE THE AGREED AND LIQUIDATED DAMAGES OF SELLER, AND SHALL BE PAID BY PURCHASER TO SELLER AS SELLER'S SOLE REMEDY. SELLER AGREES TO WAIVE ALL OTHER REMEDIES AGAINST PURCHASER WHICH SELLER MIGHT OTHERWISE HAVE IN LAW OR EQUITY BY REASON OF SUCH DEFAULT BY PURCHASER; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT LIMIT PURCHASER'S INDEMNITY OBLIGATIONS UNDER SECTIONS 4.3 AND 15 HEREOF.

Seller's Initials  /s/      Purchaser's Initials  /s/
                  ----                           -----
     7.   Closing.
          -------

          7.1  Date of the Closing.  Unless otherwise agreed to in writing by
               -------------------
the parties, escrow shall close on the date which is thirty (30) days after the expiration of the Conditions Period (the "Closing Date"). Purchaser, at its sole election, may elect to cause the Closing to occur prior to the Closing Date, by delivering not less than fifteen (15) days prior written notice to Seller of the alternative Closing Date selected by Purchaser.

          7.2  Conveyance.  At Closing, Seller shall convey title, in fee
               ----------
simple, to the Property by means of a standard form Grant Deed, subject to all applicable laws, rules, regulations, codes, ordinances and orders, those title exceptions and/or survey matters expressly approved by Purchaser in accordance with Section 4.1.1 and general real estate taxes and assessments for the then applicable tax fiscal year in which the Closing occurs, and general real estate taxes and assessments for subsequent years not yet due and payable. The Closing shall mean the date that the Grant Deed is recorded in the official records of Santa Clara County, possession of the Property is delivered to Purchaser subject to Seller's clientele, and each of Seller and Purchaser fulfills its obligations hereunder. Title shall be free and clear of all liens, encumbrances, easements and restrictions except those expressly accepted by Purchaser in accordance with the provisions of this Agreement, including without limitation, the provisions of
Section 4.1.1 above. In the event that the Seller cannot so deliver title to the Property to Purchaser, Purchaser may, at its option, take title to the Property in such condition as Seller can convey, without abatement of the Purchase Price or, at Purchaser's option, Purchaser may terminate this Agreement in which event the Deposits and the Seller's Interest and Purchaser's Interest shall be returned to Purchaser, whereupon neither party shall have any other or further obligation or liability to the other except for the indemnities contained in Sections 4.3 and 15 and Purchaser's obligations under Section 4.2 below to deliver to Seller the Due Diligence Materials. In the event that the Property is subject to liens or encumbrances which may be removed by the payment of monies, Seller shall pay said monies at or prior to Closing so as to remove any such liens or encumbrances.

          7.3  Closing Documents.
               -----------------

               7.3.1 Seller's Closing Documents.  At Closing, in addition to the
                     --------------------------
Grant Deed, Seller shall deliver, or cause the General Manager to deliver, to Purchaser all of the following documents: originals or true and complete copies of the Approved Contracts; a written assignment of the Approved Contracts (in which Seller agrees to remain liable for all debts and obligations arising or accruing thereunder prior to Closing and Purchaser agrees to assume and be liable for all debts and obligations arising or accruing thereunder from and after Closing), including without limitation, any employee benefit plans, employee agreements, and subject to the provisions of Section 3 above with respect to the Liquor License, the Liquor License, in form mutually acceptable to the parties (which will require both parties' signature); a non-warranty bill of sale for all of the Personal Property (except that Seller shall covenant for the benefit of Purchaser that Seller has title to the Personal Property as of the date of transfer of same); a true and complete copy of all permits, licenses (subject to the provisions of Section 3 above with respect to the Liquor License, the Liquor License) or other approvals relating to the Property to the extent in the General Manager's possession; a certificate of non-foreign status in accordance with the requirements of Internal Revenue Code Section 1445, as amended ("FIRPTA Certificate"); a California Form 590-RE; such affidavits or other instruments as the Title Company may reasonably require as a condition to the issuance of the CLTA Policy or the ALTA Policy (below defined); a general assignment of any warranties and guaranties with respect to the Property in form acceptable to Seller and Purchaser; certificates of title to all vehicles and other certificate-of-title Personal Property, fully executed and sufficient for filing to effect transfer of title to Purchaser; an assignment of all leases accepted hereunder by Purchaser, if any (in which Seller agrees to remain liable for all debts and obligations arising or accruing thereunder prior to Closing and Purchaser agrees to assume and be liable for all debts and obligations arising or accruing thereunder from and after Closing); all information required by the Title Company to compute the prorations described herein; any required state income, recordation, or conveyance tax reporting documentation; all keys to the Property, including without limitation, safe deposit box and safe keys and combinations; and a detailed update of all advance reservations for rooms, functions, and the like. Seller, at no expense to Seller except ordinary personnel costs, shall cooperate with Purchaser as Purchaser conducts an inventory of the Food, Beverage and Supply Inventories and the Miscellaneous Inventories at or about the time of the closing of the books of the businesses at 2:00 a.m. on the Closing Date.

               7.3.2 Purchaser's Closing Documents.  At Closing, in addition to
                     -----------------------------
the Purchase Price (adjusted for prorations as set forth in Section 13 below), Purchaser shall deliver to Seller or the Title Company, as applicable, such affidavits, authorizations, or other instruments as the Title Company may reasonably require as a condition to the issuance of the CLTA Policy or the ALTA Policy (below defined).

     8.   Seller's Representations.  Seller hereby represents to Purchaser that
          ------------------------
to Seller's Actual Knowledge, as of the date hereof and as of Closing, the following are, and will be (except to the extent Seller or the General Manager otherwise notifies Purchaser in writing), true and correct:

          8.1  Eminent Domain.  Seller has not received notice of any
               --------------
condemnation proceedings, either instituted or planned to be instituted, nor has Seller received notice of any special assessment proceedings affecting the Property.

          8.2  Litigation.  Except as disclosed by Seller, the General Manager
               ----------
or the Title Company in writing to Purchaser (including without limitation, any references in the Title Report), there is no litigation or other actions or proceedings pending against Seller with respect to the Property or, to the best of Seller's Actual Knowledge threatened, against Seller with respect to the Property.

          8.3  Due Authorization.  The execution of this Agreement by Seller,
               -----------------
the deliveries by Seller or the General Manager, as the case may be, to Purchaser, Seller's performance hereof and the transactions contemplated hereby have been, or will at the time of the Closing be, duly authorized by the requisite action on the part of Seller and no other authorization or consent is required for the execution and performance hereof. Seller hereby further represents and warrants that the parties signing this Agreement on behalf of Seller have full power and authority to do so and to fully bind Seller hereunder.

          8.4  Sole Owner.  Seller is the sole owner of (and Purchaser will
               ----------
acquire hereunder) the entire right, title and interest in and to the Property.

          8.5  Hazardous Materials.  Except to the extent set forth in any
               -------------------
environmental site assessment report or study conducted by or on behalf of Purchaser with respect to the Land and the Buildings, Seller has not received written notice from any competent governmental agency, and Seller has no Actual Knowledge, that there exists Hazardous Materials (defined below) in or under the Land or the Buildings in violation of applicable laws, rules, regulations, ordinances or orders.

          8.6 Seller has not received any written notice of any violation of any local, state or federal laws, ordinances, rules, regulations or requirements applicable to the development, construction or operation of the Buildings issued or promulgated by any governmental or quasi-governmental authority or agency having jurisdiction over the Property (but specifically excluding the Americans with Disabilities Act for which Seller will not make any warranties), and neither Seller nor the General Manager has any Actual Knowledge of the existence of any condition at or affecting the Property which Seller or the General Manager actually knows to constitute such a violation. To Seller's Actual Knowledge, Seller has heretofore procured, or has heretofore caused to be procured, all licenses and permits known to Seller to be required under the provisions of the aforesaid laws, ordinances, rules, regulations and requirements, and all such licenses and permits are in full force and effect.

          8.7 No party has been granted a license, lease or other right, which relates to the use or possession of the Property and which will survive the Closing, except as expressly disclosed to Purchaser hereunder by Seller, the General Manager or by virtue of the Title Report.

          8.8 Except as otherwise disclosed by Seller, the General Manager or the Title Company in writing to Purchaser (including without limitation, any references in the Title Report), Seller is not a party to (i) any existing contract for the sale of any interest in the Property, (ii) any grant of option or right of first refusal to purchase all, or any part of, or any interest in the Property, or (iii) any written contract or agreement which materially and adversely restricts the use of the Property for its intended purpose as a hotel.

          8.9 Seller has not received any notice from any insurer or board of fire underwriters which either (i) requests the performance of any work or the repair, alteration or modification of the Buildings or any tangible Personal Property as a condition to the continuation of the coverage of any policy of hazard, liability, business interruption or other insurance applicable to the Land, the Buildings or Personal Property or the use and operation thereof at the then applicable rates, or (ii) in the alternative, requires an increase in the premiums payable with respect to any of such policies as a condition to the continuation of the coverage thereof.

          8.10 There are no labor disputes pending or, to Seller's Actual Knowledge, threatened as to the operation or maintenance of the Property or the businesses conducted thereon. Except as disclosed to Purchaser hereunder, there are no labor, collective bargaining, service or maintenance contracts, management or employment agreements, utility contracts, contracts for the purchase of supplies, insurance contracts, airline agreements, corporate account agreements, travel agency agreements, telephone service agreements, yellow pages or other advertising agreements, contracts for the leasing or licensing of Leased Personal Property, obligations to pay leasing or sales commissions or fees or any other oral or written understandings, leases, or agreements with any person pertaining to the Land, the Buildings, or the Personal Property or the businesses operated thereon, and, with respect to the contracts, leases and agreements so disclosed to Purchaser, Seller is not in default thereunder.

          8.12 Except as disclosed by Seller hereunder and in any deficiency reports delivered to Purchaser hereunder, Seller's franchise agreement under which is operated the hotel facility on the Land is in full force and effect, and, to Seller's knowledge, there exists no default thereunder nor any condition which, with the mere passage of time or giving of notice, would constitute a default thereunder.

          8.13 Except for employees under any collective bargaining agreement, the employment of each management employee of Seller is terminable at will. There are no oral agreements with any employees of Seller with respect to the Property except as Seller or the General Manager otherwise discloses in writing to Purchaser.

          8.14 Except as otherwise disclosed in writing by Seller or the General Manager to Purchaser, (i) the Personal Property is not leased by Seller, and
(ii) there are no leases or other rental agreements affecting any portion of the Property.

Purchaser and Seller each specifically acknowledge and agree that all references in this Agreement, in any of the exhibits attached hereto and in any document, certificate or statement to be delivered by Seller to Purchaser hereunder to the phrases "to Seller's Actual Knowledge," or "known to Seller" (whether used in the phrase "to the actual knowledge of Seller," "actually known to Seller," "Seller's knowledge," or in similar or other contexts) (1) shall mean the actual (not constructive) personal knowledge of the

General Manager (the "Seller's Personnel"); (2) shall in no case mean or refer to the actual or constructive knowledge of any other employee, trustee, partner, agent, trustee or partner of a partner, officer, director or other representative of Seller or any investment advisor, attorney, contractor or representative of Seller (together with Seller's Personnel, the "Seller Representatives"); and (3) shall in no event or circumstance impose upon Seller or any of the Seller Representatives any duty or obligation to verify, inquire or make any independent inquiry or investigation of any such representation, warranty or statement, or to otherwise investigate the facts or circumstances relating or otherwise pertinent thereto. Purchaser further acknowledges and agrees that none of the Seller's Representatives shall be personally liable, or otherwise have any personal liability, under or in connection with this Agreement, including without limitation, in connection with any of the representations, warranties or statements made in connection with, or pursuant to, this Agreement. To Seller's Actual Knowledge, the person named herein comprising the Seller's Personnel is the employee of Seller most knowledgeable about the present operation and condition of the Property.

     9.   Purchaser's Representations.  Purchaser hereby represents to Seller
          ---------------------------
that, as of the date hereof and as of the Closing, the following are and will be true and correct:

          9.1  Due Authorization. Purchaser hereby represents to Seller that the
               -----------------
execution of this Agreement by Purchaser, the deliveries by Purchaser to Seller, Purchaser's performance hereof and the transactions contemplated hereby have been, or will at the time of the Closing be, duly authorized by the requisite action on the part of Purchaser and no other authorization or consent is required for the execution and performance hereof. Purchaser hereby further represents and warrants that the parties signing this Agreement on behalf of Purchaser have full power and authority to do so and to fully bind Purchaser hereunder.

          9.2  Survival.  All covenants, representations and warranties made by
               --------
the Purchaser in this Section 9 and in agreements and certificates delivered in connection herewith shall survive the execution and delivery of this Agreement until the second (2nd) anniversary of the Closing Date.

     10.  Indemnity.  From and after the Closing under this Agreement, Purchaser
          ---------
shall protect, indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller and its partners, employees, officers, directors, agents, representatives and legal representatives, and its successors and assigns (collectively, the "Indemnitees") harmless from and against any and all liabilities, losses, claims (including third party claims), damages, costs, penalties, fines, judgments, attorneys' fees, consultants' fees and costs and experts' fees incurred or suffered by the Indemnitees due to the use, presence, storage, release, discharge, or migration of Hazardous Materials (defined below) in violation of any Laws on, in, under or around the Property initially arising and occurring subsequent to the date of the Closing. The term Hazardous Materials as used in this Agreement shall mean (a) any hazardous or toxic wastes, materials or substances, or chemicals, and other pollutants or contaminants, which are or become regulated by all applicable local, state, regional and federal orders, ordinances, rules, regulations (as interpreted by judicial and administrative decisions) and laws (collectively, the "Laws"); (b) asbestos or urea formaldehyde; (c) polychlorinated biphenyls; (d) flammables, explosive or radioactive materials; and (e) diesel, petroleum or petroleum by-products. This indemnity shall survive the Closing hereunder and shall continue in effect for as long as any of the Indemnitees may be subject to any of the liabilities or costs described above.

     11.  Release.  Purchaser agrees that, after the Closing hereunder, the
          -------
Indemnitees shall be released and discharged from any and all liabilities, losses, claims (including third party claims), damages, costs, penalties, fines, judgments, attorneys' fees, consultants' fees and costs and experts' fees (collectively, the "Claims") due to or arising from
(i) the presence of any environmental problems, or the use, presence, storage, release, discharge, or migration of Hazardous Materials on, in, under or around the Property initially arising and occurring subsequent to the date of the Closing, (ii) any patent or latent defects or deficiencies with respect to the Property, (iii) any and all matters related to the Property or any portion thereof, including, without limitation, the condition and/or operation of the Property and each part thereof, and (iv) the presence, release and/or remediation of asbestos and asbestos containing materials in, on or about the Property regardless of when such asbestos and asbestos containing materials were first introduced in, on or about the Property. Purchaser hereby waives and agrees not to commence any action, cause of action or suits in law or equity, of whatever kind or nature, including, but not limited to, a private right of action under the federal superfund laws, 42 U.S.C. section 9601 at seq. and California Health and Safety Code sections 25300 et seq., directly or indirectly, against the Indemnitees or their agents in connection with the costs or liabilities described above and expressly waives the provisions of Section 1542 of the California Civil Code which provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor and all similar provisions or rules of law. Purchaser elects to and does assume all risk for such claims heretofore and hereafter arising, whether now known or unknown by Purchaser. The aforementioned release shall not include any Claims arising out of the entry into or performance of this Agreement.

     12.  Condition of Property.
          ----------------------

          12.1 Property Condition.  Purchaser acknowledges that prior to
               ------------------
Closing, it or its agents will have inspected the Property and observed the physical characteristics and condition of the Property. Purchaser hereby waives any and all defects in the physical characteristics and condition of the Property which would be disclosed by such inspection. Purchaser further acknowledges that neither Seller or any of Seller's employees, agents or representatives have made any representations, warranties or agreements by or on behalf of Seller as to any matters concerning the Property, the present use thereof or the suitability of Purchaser's intended use of the Property, including without limitation, the suitability of the topography; the availability of water rights or utilities; the present and future zoning, subdivision and any and all other land use matters; the condition of the soil, subsoil or groundwater of the Property and any and all other environmental matters; the purpose(s) to which the Property is suited; drainage; flooding; access to public roads; or proposed routes or roads or extensions thereof other than explicitly disclosed in this Agreement. Purchaser hereby acknowledges and agrees that the Property is to be purchased, conveyed and accepted by Purchaser in its present condition, "AS IS" AND "WHERE IS" and that no patent or latent defect in the condition of the Property whether or not known or discovered, shall affect the rights of either Seller or Purchaser hereunder. Any and all documents furnished to Purchaser by Seller relating to the pro formas, reports and other information shall be deemed furnished as a courtesy to Purchaser but without warranty from Seller, though Seller represents that all are true, correct and complete to Seller's Actual Knowledge. Purchaser has investigated and has knowledge of operative or proposed governmental laws and regulations including, without limitation, land use laws and regulations to which the Property may be subject and shall acquire the Property upon the basis of its review and determination of the applicability and effect of such laws and regulations. Purchaser has neither received nor relied upon any representations concerning such laws and regulations from Seller, Seller's employees, agents or any other person acting on or in behalf of Seller.

          12.2 MAINTENANCE OF THE PROPERTY; NEW AND MODIFICATIONS OF AGREEMENTS;
               ----------------------------------------------------------------
AND CASUALTY AND CONDEMNATION.
- -----------------------------

               12.2.1 Between the date hereof and the Closing, Seller, at Seller's expense, shall maintain, or cause to be maintained, the Buildings, Personal Property and leased Personal Property in good order, condition and repair, as same exists as of the date hereof, except for ordinary wear and tear. Seller shall make no unpaid commitments to purchase any equipment, supplies or other property without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Seller shall not materially amend, supplement or terminate (except as may be necessary to protect or preserve Seller's rights or remedies with respect thereto or to implement the terms hereof with respect to termination of the Disapproved Contracts and possibly the existing franchise agreement with Holiday Inns Worldwide) any other contract, license, lease or other agreement of Seller pertaining to the Land, Buildings, or leased Personal Property or enter into or make any commitment to enter into any other contracts pertaining thereto, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. On the Closing Date Seller shall cause to be on hand at the Property reasonably sufficient food and beverages (including beer, wine and liquor) for the operation of the businesses on the Property for a period of five (5) days from and after the Closing Date, inclusive. Neither the guest ledger nor any rate agreement shall include any rate commitments for the Closing Date or after the Closing Date at rates below the rates customarily charged by Seller, as Seller is currently operating the Property, prior to entry into this Agreement.

               12.2.2 In the event that prior to the Closing the Personal Property or the Buildings, in whole or in part, shall be "materially damaged" by fire or other casualty, Purchaser, at its election to be exercised by written notice to Seller within five (5) business days after delivery of notice to Purchaser of such casualty, may cancel its obligation to purchase the Property. The Closing Date shall be deferred, if necessary, to permit Purchaser its five
(5) business day period within which to exercise its right of cancellation hereunder. In the event that Purchaser elects to exercise said right of cancellation, after Purchaser has delivered to Seller the Due Diligence Materials and Seller has advised the Title Company, in writing, of its receipt of the Due Diligence Materials, the Title Company shall return the Deposits and all interest earned thereon to Purchaser within fifteen (15) days after the aforesaid notice from Seller, whereupon this Agreement shall terminate without further force, effect or liability except for the indemnities contained in Sections 4.3 and 15 hereof. For purposes of this Section 12.2.2, the term "materially damaged" shall mean and refer to any casualty damage to the Personal Property or the Buildings for which the repair or restoration costs, as reasonably estimated by Seller, exceed the amount of Fifty Thousand Dollars ($50,000).

               12.2.3 In the event that prior to the Closing the Land or the Buildings, in whole or in part, shall be condemned by any public or quasi-public authority under the power of eminent domain, or in the event that an offer for the sale of the Property, in whole or in part, in lieu of condemnation shall be accepted by Seller, then and in either of such events, Purchaser, at its election to be exercised by written notice to Seller within five (5) business days after delivery of notice to Purchaser of such condemnation or offer of sale, may cancel its obligation to purchase the Property. The Closing Date, shall be deferred, if necessary to permit Purchaser its five (5) business day period within which to exercise its right of cancellation hereunder. In the event that Purchaser shall exercise said right of cancellation, after Purchaser has delivered to Seller the Due Diligence Materials and Seller has advised the Title Company, in writing, of its receipt of the Due Diligence Materials, the Title Company shall return the Deposits and all interest earned thereon to Purchaser within fifteen (15) days after the aforesaid notice from Seller, whereupon this Agreement shall terminate without further force, effect or liability except for the indemnities contained in Sections 4.3 and 15 hereof.

               12.2.4  In the event that the right of cancellation set forth in
Section 12.2.2 hereof shall not be exercised by Purchaser, all of Seller's rights to the proceeds of the insurance policies being maintained by Seller with respect to the Personal Property or the Buildings for such casualty shall be assigned to Purchaser and the obligations of the parties hereunder shall continue unimpaired. In the event that the right of cancellation set forth in
Section 12.2.3 hereof shall not be exercised, any rights of Seller in and to any condemnation award for Seller's benefit or rights of Seller in and to any purchase price contemplated to be paid to Seller in connection with a condemnation of the Land or the Buildings, in whole or in part, or a sale of the Property, in whole or in part, in lieu of condemnation shall be assigned to Purchaser and the obligations of the parties hereunder shall continue unimpaired.

     13.  Prorations.  At the Closing, all real estate taxes, special or general
          ----------
assessments, water and sewer rents, accounts payable, employee payroll, Approved Contracts' charges, and similar periodic charges against the Property with respect to all payment periods through and including the date of Closing shall be prorated between the parties as of the date of Closing based upon the most recently ascertainable bills and reports therefor. After the date of Closing, when the actual bills become available, the parties agree to reprorate all said taxes, assessments, accounts receivable and accounts payable and similar periodic charges and Seller shall pay to Purchaser or Purchaser shall pay to Seller, as the case may be, all monies owed thereby. Room rental receipts through the night before Closing shall belong to Seller, though Seller shall be responsible for all room maid service costs for such night. All advance reservation deposits paid by customers or potential customers of Seller with respect to the Property to the extent not applied or otherwise forfeited prior to 2:00 a.m. on the Closing Date shall be credited against the Purchase Price for Purchaser's benefit. The cash drawer and all working capital (i.e. employee banks) used for the operation of the restaurants, bars and/or the front office shall be paid by Purchaser to Seller at the Closing in addition to the Purchase Price and in the same manner as the Purchase Price. All other revenues (e.g. service and restaurant charges, and other similar charges) shall be posted as of 2:00 a.m. local time on the Closing Date. All such charges so posted shall be and remain the property of Seller. From and after the Closing, as, if, and when received by Purchaser, Purchaser shall deposit by mail at least weekly to an account designated by Seller, in writing, any sums received on debts arising from Seller's city ledger and guest ledger which are clearly made in payment thereof. Purchaser agrees, in the ordinary course of business, for a period of one hundred twenty (120) days after the Closing, to continue billing for any such debts but Purchaser shall have no other responsibility or liability for any such debts. All debts, obligations, losses, or contracts of Seller or with respect to the Property existing as of or accruing prior to Closing (except as shall be expressly assumed by Purchaser hereunder), including without limitation all fees and other sums owed to franchisor with respect to Seller's franchise (except as otherwise herein expressly provided), shall remain the responsibility of Seller, and all debts, obligations, losses, contracts or other liabilities with respect to the Property and accruing after Closing (except as shall be expressly retained by Seller hereunder) shall be the responsibility of Purchaser. It is expressly agreed that Seller shall be and remain liable for all accrued salaries, wages, bonuses, profit-sharing, or other compensation, vacation, sick leave, worker's compensation benefits, welfare benefits, deferred compensation, savings, pension, profit sharing, 401(k), or retirement plan, and insurance and other benefits of all employees on the Property whether or not employed by Purchaser and for all liabilities of whatever kind (including without limitation those arising under COBRA) with respect to all employees on the Property who are not employed by Purchaser (excluding any severance pay to employees not retained by Purchaser or any other obligations or liabilities to employees terminated by Purchaser after the Closing). Purchaser hereby agrees to cause all utilities used in connection with the Property to be transferred into the name of Purchaser on the Closing Date.

     14.  Closing Costs.  Except as otherwise set forth in this Section 14, all
          -------------
costs associated with the transfer of title and the associated escrow shall be in accordance with the customary practices in Santa Clara County. Purchaser shall pay one-half of the applicable city transfer tax and one-half of the documentary county transfer taxes, one-half of the escrow fees and all of the recording costs with respect to the Grant Deed and any financing instruments which Purchaser desires be recorded. Seller shall pay the cost of one-half of the documentary county transfer taxes, one-half of the applicable city transfer tax, one-half of the escrow fees, and all of the recording charges to remove liens, encumbrances and title exceptions in accordance with this Agreement. In addition to the foregoing, Purchaser shall pay any and all sales taxes and similar taxes related to the transfer of the Personal Property to Purchaser. At Closing, Purchaser may obtain from the Title Company a CLTA Owner's Policy of Title Insurance in the aggregate amount of the Purchase Price plus the amount
                                                              ----
equal to all costs and expenses reimbursed or paid to Seller pursuant to this Agreement, insuring fee simple title to the Land and the Buildings in Purchaser, subject to all applicable Laws, those exceptions expressly approved by Purchaser in accordance with Section 4.1.1, general real estate taxes and assessments for the then applicable tax fiscal year in which the Closing occurs and general real estate taxes and assessments for subsequent years not yet due and payable (the "CLTA Title Policy"). Purchaser may elect to cause the Title Company to issue an ALTA Owner's Policy of Title Insurance (Form B, rev. 10/17/70) (the "ALTA Policy") and if Purchaser so elects, Purchaser shall provide the Title Company with an ALTA Survey of the Property, at its sole cost and expense. The CLTA Title Policy shall provide full coverage against mechanics' or materialmen's liens arising out of the construction, repair or alteration of any of the Buildings or any tenant improvements. The ALTA Policy shall contain such special endorsements as Purchaser may require. Seller shall pay the premium charged for the CLTA Policy (excluding endorsements except for those endorsements required by the Title Company to be obtained in order to cause the removal from title of objectionable title matters which Seller has agreed to remove in accordance with the provisions of Section 4.1.1 above) and Purchaser shall pay for any incremental premiums or other charges related to the ALTA Policy (including endorsements).

     15.  Broker.
          ------

          15.1 Broker's Commission.  Seller and Purchaser respectively represent
               -------------------
that there are no brokers or other intermediaries entitled to receive brokerage commissions or fees or other compensation out of or with respect to the sale of the Property except for Colliers International Hotel Realty Company (the "Broker"). At Closing (and only if the Closing actually occurs), Seller shall pay to the Broker the brokerage commission required to be paid under that certain Exclusive Sales Listing Agreement, dated January 24, 1995 (the "Broker Agreement") by and between Seller and the Broker, in accordance with the terms of the Broker Agreement. Seller and Purchaser shall indemnify and save and hold each other harmless from and against all claims, suits, damages and costs incurred or resulting from the claim of any person, except the Broker (payment of the Broker being Seller's responsibility), that a commission, fee or remuneration is due in connection with this transaction.

          15.2 Dual Agency.  Seller and Purchaser hereby acknowledge and agree
               -----------
that the Broker represents both Seller and Purchaser and the Broker is acting as a dual agent in connection with this transaction.

     16.  Notices.  Notices shall be deemed given when received or when receipt
          -------
is refused. Notices shall be sent by U.S. mail, registered or certified, return receipt requested, postage prepaid or by overnight delivery service showing receipt of delivery. If to Purchaser, notices shall be sent to: American General Hospitality, Inc., 3860 W. Northwest Highway, Suite 300, Dallas, Texas 75220;

Attention: Mr. Bruce G. Wiles, Executive Vice President, with a copy to Calhoun & Stacy, P.C., 5700 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202-3747; Attention: Parker Nelson, and if to Seller; to Park Center Plaza Hotel, c/o J. Philip DiNapoli, 99 Almaden Boulevard, Suite 565, San Jose, California 95113; Attention: Mr. J. Philip DiNapoli, with a copy to Bonnie Frank, A Professional Corporation, 116 Grove Avenue, Corte Madera, California 94925.

     17.  Entire Agreement.  This Agreement constitutes the entire understanding
          ----------------
of the parties and all prior agreements, representations, and understandings between the parties, whether oral or written, are deemed null and void, all of the foregoing having been merged into this Agreement. The parties acknowledge that each party and/or its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement or any document executed and delivered by either party in connection with this Agreement.

     18.  Assignment; Binding Effects.  Purchaser may assign its rights,
          ---------------------------
obligations and interest in this Agreement to any other entity, without Seller's prior written consent thereto; provided that the principals of Purchaser are participants as partial owners of such entity and Purchaser gives Seller at least ten (10) days' prior written notice thereof. Such assignment by Purchaser shall relieve and release the Purchaser named herein as of the Agreement Date of or from its obligations and liabilities hereunder to the extent such assignee assumes such obligations and liabilities hereunder pursuant to a written instrument in which Seller shall be named as a third party beneficiary thereof. Any attempted assignment not in compliance with the provisions of this Section 18 shall be null and void. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and permitted assigns.

     19.  Enforceability.  If for any reason, any provision of this Agreement
          --------------
shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement and to the extent any provision of this Agreement is not determined to be unenforceable, such provision, or portion thereof, shall be, and remain, in full force and effect.

     20.  California Law.  This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

     21.  Modifications/Survival.  Any and all addenda attached hereto and
          ----------------------
either signed or initialed by the parties shall be deemed a part hereof. This Agreement, including addenda, if any, expresses the entire agreement of the parties and supersedes any and all previous agreements between the parties with regard to the Property. There are no other understandings, oral or written, which in any way alter or enlarge its terms, and there are no warranties or representations of any nature whatsoever, either expressed or implied, except as may be expressly set forth herein. At the Closing all of Seller's representations and warranties made herein and in any other agreements, documents or instruments delivered by Seller to Purchaser shall be deemed merged into the Grant Deed and shall be of no further force or effect. Any and all future modifications of this Agreement will be effective only if it is in writing and signed by the parties hereto. The terms and conditions of any and all addenda attached hereto and any and all future modifications of this Agreement shall supersede and replace any inconsistent provisions in this Agreement.

     22.  Counterparts.  This Agreement may be executed in counterparts.  All
          ------------
executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.

     23.  Dispute Costs.  In the event any dispute between the parties with
          -------------
respect to this Agreement result in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing in such action or proceeding for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     24.  Confidentiality.  Seller and Purchaser agree that, (a) except as
          ---------------
otherwise provided or required by law, (b) except to the extent either Purchaser or Seller considers such documents or information reasonably necessary to prosecute and/or defend any claim made with respect to the Property or this Agreement, and (c) except to the extent reasonably necessary to deliver such documents or information to Purchaser's nominee, assignee, lenders, partners, employees, paralegals, attorneys and/or prospective lenders and/or partners, (i) each party, including any of their respective agents, representatives and employees, shall keep the contents of this Agreement and any information related to the transaction contemplated hereby confidential, including without limitation, Purchaser's acquisition or ownership of the Property, the Due Diligence Materials and all information obtained by Purchaser in connection with its investigation of the Property, and (ii) each party, including any of their respective agents, representatives and employees, shall refrain from generating or participating in any publicity or press release regarding this transaction without the prior written consent of the other party. The provisions of this
Section 24 shall survive the termination of this Agreement or the Closing, as the case may be, and shall not be deemed merged into any instrument or conveyance delivered at the Closing.

     25.  No Waiver.  No exercise or waiver, in whole or in part, of any right
          ---------
or remedy provided for in this Agreement shall operate as a waiver of any other right or remedy, except as otherwise herein provided. No delay on the part of any party in the exercise of any right or remedy shall operate as a waiver thereof.

     26.  Delay for Weekends and Holidays.  Whenever any determination is to be
          -------------------------------
made or action to be taken on a date specified in this Agreement, if such date shall fall upon a Saturday, Sunday or a state or federal legal holiday in California, the date for such determination or action shall be extended to the first day thereafter that is not a Saturday, Sunday, or state or federal holiday in such State.

     27.  Time of the Essence.  Time shall be of the essence in the performance
          -------------------
of this Agreement.

     28.  Limited Liability.  Purchaser on behalf of itself and its directors,
          -----------------
officers, representatives, successors and assigns hereby agrees that in no event or circumstance shall Seller, any of its directors, officers, representatives or employees, any partners of Seller, any representatives, employees, trustees or partners of the partners of Seller, J. Philip DiNapoli, DiNapoli Development Company and/or any related or affiliated entities thereof, or any representatives, employees, consultants or agents of any of J. Philip DiNapoli, DiNapoli Development Company and/or any related or affiliated entities thereof have



/////
/////
/////
/////
any personal liability under this Agreement, or to any of Purchaser's creditors, or to any other party in connection with the Property or this Agreement.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first above written.

SELLER:

Park Center Plaza Hotel, a Joint Venture, a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By:  /s/ Richard L. DiNapoli
             --------------------------------------------
               Richard L. DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By:  /s/ Joseph Melehan
              ------------------------------------------
               Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By:  /s/ Lewis N. Wolff
         -----------------------------------
          Lewis N. Wolff, general partner


By:  /s/ Lewis N. Wolff
    -----------------------------------------------
    Lewis N. Wolff, general partner

S.F.W.S.D. a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
              ---------------------------------
               Richard L. DiNapoli, its President

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


     By:  Mayfair Packing Co., a California corporation,
          general partner

          By:  /s/ Joseph Melehan
              ------------------------------------------------------
               Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By:  /s/ Lewis N. Wolff
         ----------------------------------
          Lewis N. Wolff, general partner


By: /s/ Louis N. Wolff
   -------------------------------------------
   Lewis N. Wolff, general partner



PURCHASER:

AMERICAN GENERAL HOSPITALITY, INC.,
a Texas corporation


By: /s/ American General Hospitality, Inc.
   ----------------------------------------
Its: EXECUTIVE VICE PRESIDENT
    -------------------------

By:___________________________________________
Its:__________________________________________

                FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                ----------------------------------------------

     This First Amendment to Purchase and Sale Agreement (the "Amendment") is made and entered into to be effective as of December 21, 1995, by and between Park Center Plaza Hotel, a Joint Venture, a California general partnership, and S.F.W.S.D., a California general partnership (hereinafter collectively referred to as "Seller") and American General Hospitality, Inc., a Texas corporation (hereinafter referred to as "Purchaser"). All capitalized terms herein shall have the meanings attributed to them in the Agreement (below defined) unless otherwise herein expressly defined.


                                   RECITALS

     A. Seller and Purchaser entered into that certain Purchase and Sale Agreement (the "Agreement") of Agreement Date November 9, 1995 for the sale and purchase of the Property located at 282 Almaden Blvd., San Jose, Santa Clara County, California.

     B. Seller and Purchaser desire to amend the Agreement as set forth herein to allow Purchaser additional time within its Conditions Period.

     Therefore, in consideration of the foregoing and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

1.   The last day of the Conditions Period as defined in clause (b) of Section
     2.1 of the Agreement is hereby modified to be January 22, 1996, and all other dates depending upon the Conditions Period in the Agreement are similarly extended.

2. The Agreement, as hereby modified, is hereby ratified and confirmed in its entirety.

3. This First Amendment may be executed in multiple counterparts all of which shall be taken together as one original.

SELLER:
- ------

Park Center Plaza Hotel, a Joint Venture, a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By:  /s/ Richard L. DiNapoli
             --------------------------------------------------
               Richard L DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By:  /s/ Joseph Melehan
             --------------------------------------------------
               Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By:  /s/ Lewis N. Wolff
        --------------------------------------------------
          Lewis N. Wolff, general partner

By:  /s/ Lewis N. Wolff
   --------------------------------------------------
     Lewis N. Wolff, general partner

- -and-

S.F.W.S.D., a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By:  /s/ Richard L. DiNapoli
             --------------------------------------------------
               Richard L. DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By:  /s/ Joseph Melehan
             --------------------------------------------------
               Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By:  /s/ Lewis N. Wolff
        --------------------------------------------------
          Lewis N. Wolff, general Partner

By:  /s/ Lewis N. Wolff
   --------------------------------------------------
     Lewis N. Wolff, general Partner


PURCHASER:
- ---------

American General Hospitality, Inc.

By:  /s/ Bruce G. Wiles
   --------------------------------------------------
     Bruce G. Wiles, Executive Vice President

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------

     This Second Amendment to Purchase and Sale Agreement (the "Amendment") is made and entered into to be effective as of January 19, 1996, by and between Park Center Plaza Hotel, a Joint Venture, a California general partnership, and S.F.W.S.D., a California general partnership (hereinafter collectively referred to as "Seller") and American General Hospitality, Inc., a Texas corporation (hereinafter referred to as "Purchaser"). All capitalized terms herein shall have the meanings attributed to them in the Agreement (below defined) unless otherwise herein expressly defined.

                                   RECITALS

     A. Seller and Purchaser entered into that certain Purchase and Sale Agreement of Agreement Date November 9, 1995 for the sale and purchase of the Property located at 282 Almaden Blvd., San Jose, Santa Clara County, California, and an amendment thereto, being that certain First Amendment to Purchase and Sale Agreement of effective date December 21, 1995 (together, the "Agreement")

     B. Seller and Purchaser desire to amend the Agreement as set forth herein to allow Purchaser additional time within its Conditions Period.

     Therefore, in consideration of the foregoing and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

1.   The last day of the Conditions Period as defined in clause (b) of Section
     2.1 of the Agreement is hereby modified to be January 29, 1996, and all other dates depending upon the Conditions Period in the Agreement are similarly extended.

2. The Agreement, as hereby modified, is hereby ratified and confirmed in its entirety.

3. This First Amendment may be executed in multiple counterparts all of which shall be taken together as one original.

SELLER:
- ------
Park Center Plaza Hotel, a Joint Venture, a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
             ---------------------------------------------------
                  Richard L. DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By:  /s/ Joseph Melehan CEO
              --------------------------------------------------
                  Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By: /s/ Lewis N. Wolff
         ---------------------------------------------------
             Lewis N. Wolff, general partner

By: /s/ Lewis N. Wolff
    ---------------------------------------------------
        Lewis N. Wolff, general partner

- - and -

S.F.W.S.D., a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
             ---------------------------------------------------
               Richard L. DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By: /s/ Joseph Melehan CEO
             --------------------------------------------------
                  Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By:/s/ Lewis N. Wolff
        ---------------------------------------------------
          Lewis N. Wolff, general partner

By:/s/ Lewis N. Wolff
   ---------------------------------------------------
     Lewis N. Wolff, general partner


PURCHASER:
- ---------

American General Hospitality, Inc.

By: /s/ Bruce G. Wiles
   ---------------------------------------------------
        Bruce G. Wiles, Executive Vice President

                THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                ----------------------------------------------

     This Third Amendment to Purchase and Sale Agreement (the "Amendment") is made and entered into to be effective as of January 26, 1996, by and between Park Center Plaza Hotel, a Joint Venture, a California general partnership, and S.F.W.S.D., a California general partnership (hereinafter collectively referred to as "Seller") and American General Hospitality, Inc., a Texas corporation (hereinafter referred to as "Purchaser"). All capitalized terms herein shall have the meanings attributed to them in the Agreement (below defined) unless otherwise herein expressly defined.


                                   RECITALS

     A. Seller and Purchaser entered into that certain Purchase and Sale Agreement of Agreement Date November 9, 1995 for the sale and purchase of the Property located at 282 Almaden Blvd., San Jose, Santa Clara County, California, and an amendment thereto, being that certain First Amendment to Purchase and Sale Agreement of effective date December 21, 1995, and a further amendment thereto, being that certain Second Amendment to Purchase and Sale Agreement of effective date January 19, 1996 (all together, the "Agreement").

     B. Seller and Purchaser desire to amend the Agreement as set forth herein to allow Purchaser additional time within its Conditions Period.

     Therefore, in consideration of the foregoing and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

1.   The last day of the Conditions Period as defined in clause (b) of Section
     2.1 of the Agreement is hereby modified to be February 9, 1996, and all
                                                   ----------
     other dates depending upon the Conditions Period in the Agreement are similarly extended.

2. The Agreement, as hereby modified, is hereby ratified and confirmed in its entirety.

3. This First Amendment may be executed in multiple counterparts all of which shall be taken together as one original.

SELLER:
- ------

Park Center Plaza Hotel, a Joint Venture, a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
             ----------------------------------------------
               Richard L. DiNapoli, its President


     By:  Mayfair Packing Co., a California corporation,
          general partner

          By: /s/ Joseph Melehan
             --------------------------------------------
               Joseph Melehan, its Chief Executive Officer


By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By: /s/ Lewis N. Wolff
         ------------------------------------
         Lewis N. Wolff, general partner


By: /s/ Lewis N. Wolff
    -----------------------------------------
    Lewis N. Wolff, general partner


- - and -

S.F.W.S.D., a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
              -----------------------------------------------
              Richard L. DiNapoli, its President



     By:  Mayfair Packing Co., a California corporation,
          general partner

          By: /s/ Joseph Melehan
              ------------------------------------------
              Joseph Melehan, its Chief Executive Officer



By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By: /s/ Lewis N. Wolff
         -------------------------------------
         Lewis N. Wolff, general partner


By: /s/ Lewis N. Wolff
    -----------------------------------------
    Lewis N. Wolff, general partner



PURCHASER:
- ---------

American General Hospitality, Inc.

By: /s/ Bruce G. Wiles
    -----------------------------------------
    Bruce G. Wiles, Executive Vice President

                FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------


     This Fourth Amendment to Purchase and Sale Agreement (the "Amendment") is made and entered into to be effective as of January 30, 1996, by and between Park Center Plaza Hotel, a Joint Venture, a California general partnership, and S.F.W.S.D., a California general partnership (hereinafter collectively referred to as "Seller") and American General Hospitality, Inc., a Texas corporation (hereinafter referred to as "Purchaser"). All capitalized terms herein shall have the meanings attributed to them in the Agreement (below defined) unless otherwise herein expressly defined.

                                   RECITALS

     A. Seller and Purchaser entered into that certain Purchase and Sale Agreement of Agreement Date November 9, 1995 for the sale and purchase of the Property located at 282 Almaden Blvd., San Jose, Santa Clara County, California, and three amendments thereto, being that certain First Amendment to Purchase and Sale Agreement of effective date December 21, 1995, that certain Second Amendment to Purchase and Sale Agreement of effective date January 19, 1996, and that certain Third Amendment to Purchase and Sale Agreement of effective date January 29, 1996 (all together, the "Agreement").

     B. Seller and Purchaser desire to amend the Agreement as set forth herein to allow Purchaser potential extensions of the Closing Date in consideration of increases of the Deposits and the Purchase Price.

     Therefore, in consideration of the foregoing, the terms hereof, and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

1. As agreed in the above-described Third Amendment, the last day of the Conditions Period as defined in clause (b) of Section 2.1 of the Agreement is hereby acknowledged to be February 9, 1996, and all other dates depending upon the Conditions Period in the Agreement were similarly extended. Such agreement is hereby modified as follows: (i) Seller agrees to deliver its response to Purchaser's objection letters by February 5, 1996; and (ii) with respect to the Redevelopment Agency Issues (below defined), the last day of the Conditions Period is hereby acknowledged to be March 11, 1996. The "Redevelopment Agency Issues" means the following:

     (a) Full satisfaction of all construction-related obligations with respect to the parking structure tract;
     (b) Full compliance by the hotel structure with all height, number-of-stories, floor-area-ratio, and lot-coverage restrictions;
     (c) Full satisfaction by the City of San Jose and the Redevelopment Agency of the City of San Jose (together, "San Jose") of all obligations with respect to the Ohlone People; and

     (d) Full waiver or variance by San Jose with respect to signage, vaults, utility connections, and other survey items which lie outside Property lines.

2. If this Agreement shall then still be in effect, on or before the due date for the Additional Deposit (February 12, 1996), in addition to the Additional Deposit, Purchaser shall deposit with the Escrow Holder an additional amount of $50,000.00 which will be added to the Deposits, the Deposits thereby totaling $200,000.00. If this Agreement shall then still be in effect, after the last day of the Conditions Period (i.e. March 11, 1996, with respect to the Redevelopment Agency Issues, and February 9, 1996, with respect to all other issues), the Deposits, to the extent paid to Escrow Holder as of the Closing Date or termination of the Agreement, whichever is applicable, shall be absolutely and unequivocally non-refundable to Purchaser except in the event of a default by Seller under the Agreement and except that the Deposits shall apply to the Purchase Price at Closing.

3. If this Agreement shall then still be in effect, Purchaser shall have the right on or before March 11, 1996, to extend the Closing Date to March 31, 1996, by delivery to Seller of a written notice to that effect in which event the Purchase Price shall simultaneously increase by $50,000.00.

4. If this Agreement shall then still be in effect, Purchaser shall have the right on or before March 31, 1996, by delivery to Seller of a written notice to that effect and simultaneously delivering to the Escrow Holder an additional amount of $25,000.00 which will be added to the Deposits, to extend the Closing Date to April 30, 1996, in which event the Purchase Price shall simultaneously increase by $25,000.00.

5. If this Agreement shall then still be in effect, Purchaser shall have the right on or before April 30, 1996, by delivery to Seller of a written notice to that effect and simultaneously delivering to the Escrow Holder an additional amount of $25,000.00 which will be added to the Deposits, to extend the Closing Date to May 31, 1996, in which event the Purchase Price shall simultaneously increase by $25,000.00.

6. If this Agreement shall then still be in effect, Purchaser shall have the right on or before May 31, 1996, by delivery to Seller of a written notice to that effect and simultaneously delivering to the Escrow Holder an additional amount of $25,000.00 which will be added to the Deposits, to extend the Closing Date to June 30, 1996, in which event the Purchase Price shall simultaneously increase by $25,000.00.

7. If this Agreement shall then still be in effect, Purchaser shall have the right on or before June 30, 1996, by delivery to Seller of a written notice to that effect and simultaneously delivering to the Escrow Holder an additional amount of $25,000.00 which will be added to the Deposits, to extend the Closing Date to July 31, 1996, in which event the Purchase Price shall simultaneously increase by $25,000.00.

8. The Agreement, as hereby modified, is hereby ratified and confirmed in its entirety. Any notices under the Agreement may be given by facsimile as well as by the other manners set forth in the Agreement.

9. This Fourth Amendment may be executed in multiple counterparts all of which shall be taken together as one original.


SELLER:
- ------
Park Center Plaza Hotel, a Joint Venture, a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
             ---------------------------------------------------
                  Richard L. DiNapoli, its President


     By:  Mayfair Packing Co., a California corporation,
          general partner

          By: /s/ Joseph Melehan
             --------------------------------------------------
                  Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By: /s/ Lewis N. Wolff
        -------------------------------------------------
             Lewis N. Wolff, general partner

By:  /s/ Lewis N. Wolff
    -------------------------------------------------
         Lewis N. Wolff, general partner

S.F.W.S.D., a California general partnership

By:  Sunfair Co., a California general partnership,
     general partner

     By:  Sun Garden Packing Co., a California corporation,
          general partner

          By: /s/ Richard L. DiNapoli
             ---------------------------------------------------
                  Richard L. DiNapoli, its President

     By:  Mayfair Packing Co., a California corporation,
          general partner

          By: /s/ Joseph Melehan
             --------------------------------------------------
                  Joseph Melehan, its Chief Executive Officer

By:  Wolff Sesnon Buttery, a Development Company,
     a California general partnership,
     general partner

     By: /s/ Lewis N. Wolff
        -------------------------------------------------
             Lewis N. Wolff, general partner

By: /s/ Lewis N. Wolff
   -------------------------------------------------
        Lewis N. Wolff, general partner



PURCHASER:
- ---------

American General Hospitality, Inc.

By: /s/ Bruce G. Wiles
    -------------------------------------------------
        Bruce G. Wiles, Executive Vice President